ANNEX D-1
                                                                   to Supplement

I. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT

                                  BANK ACCOUNTS
                                  -------------






II. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT


                                    CONTRACTS
                                    ---------



III. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT

                                    VEHICLES
                                    --------




IV. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT

                               LOCATION OF RECORDS
                               -------------------



V. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT


                             INVENTORY AND EQUIPMENT
                             -----------------------




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VI. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT


                             CHIEF EXECUTIVE OFFICE
                             ----------------------






VII. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT


                              GOVERNMENTAL OBLIGORS
                              ---------------------






VIII. SUPPLEMENTS TO SCHEDULE I TO THE SUBSIDIARIES SECURITY AGREEMENT


                               INSURANCE OBLIGORS
                               ------------------





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